UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

HC2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001‑35210	54‑1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

505 Huntmar Park Drive #325
Herndon, VA 20170
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 865‑0700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

EXPLANATORY NOTE

On April 15, 2015, HC2 Holdings, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing that the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Continental General Corporation, a Nebraska corporation, and Great American Financial Resources, Inc., a Delaware corporation (collectively, the “Sellers”), pursuant to which the Company agreed to purchase from the Sellers all of the issued and outstanding shares of common stock of United Teacher Associates Insurance Company, a Texas life insurance company (“UTAIC”), and Continental General Insurance Company, an Ohio life insurance company (“CGIC” and, together with UTAIC, the “Acquired Businesses”), as well as all assets owned by the Sellers or their affiliates that are used exclusively or primarily in the business of the Acquired Businesses, subject to certain exceptions (the “Acquisitions”).

In connection with the Acquisitions, the Company is furnishing this Current Report on Form 8-K in order to make publicly available certain historical financial information of the Acquired Businesses and unaudited pro forma financial information of the Company reflecting the Acquisitions as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements of United Teacher Associates Insurance Company, as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the notes related thereto.

Unaudited financial statements of United Teacher Associates Insurance Company as of December 31, 2014 and June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015, and the notes related thereto.

Audited financial statements of Continental General Insurance Company, as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the notes related thereto.

Unaudited financial statements of Continental General Insurance Company as of December 31, 2014 and June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015, and the notes related thereto.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of June 30, 2015, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes related thereto.

(d) Exhibits

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of April 13, 2015, by and among HC2 Holdings, Inc., Continental General Corporation and Great American Financial Resources, Inc. (incorporated by reference to Exhibit 2.1 to HC2’s Current Report on Form 8-K, filed on April 15, 2015) (File No. 001-35210).

99.1
Audited financial statements of United Teacher Associates Insurance Company, as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the notes related thereto.

99.2
Unaudited financial statements of United Teacher Associates Insurance Company as of December 31, 2014 and June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015, and the notes related thereto.

99.3
Audited financial statements of Continental General Insurance Company, as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the notes related thereto.

99.4
Unaudited financial statements of Continental General Insurance Company as of December 31, 2014 and June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015, and the notes related thereto.

99.5
Unaudited pro forma condensed combined balance sheet as of June 30, 2015, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.
(Registrant)

Date: September 8, 2015	By:	/s/ Michael Sena
	Name:	Michael Sena
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)